UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                January 10, 2006
                        (Date of earliest event reported)

                              ALABAMA POWER COMPANY
               (Exact name of Company as specified in its charter)

          Alabama                        1-3164                 63-0004250
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

       600 North 18th Street
         Birmingham, Alabama                                           35291
(Address of principal executive offices)                            (Zip Code)

                                 (205) 257-1000
                (Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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2

Item 8.01.      Other Events.

Incorporation of Certain Documents by Reference

                Alabama Power Company (the "Company") plans to issue $100,000,000 principal amount of its Series EE Senior Insured Quarterly Notes due January 15, 2036 (the "Series EE Senior Notes"), which will be insured by XL Capital Assurance Inc., subject to a reinsurance agreement with its affiliate, XL Financial Assurance Ltd.

                Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on XL Capital Assurance Inc. and XL Financial Assurance Ltd., SEC No-Action Letter (July 23, 2002), Alabama Power Company (the "Company") does hereby incorporate by reference the consolidated financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd. as of December 31, 2003 and December 31, 2004 and for each of the years in the three-year period ended December 31, 2004, included in the Annual Report on Form 10-K of XL Capital Ltd. (which was filed with the Securities and Exchange Commission on March 11, 2005) into (i) this Current Report on Form 8-K;
(ii) the Company's Registration Statement on Form S-3 (File Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03); (iii) the preliminary prospectus supplement dated January 10, 2006 relating to the Series EE Senior Notes to be filed on the date hereof pursuant to Rule 424(b) under the Securities Act; and (iv) the final prospectus supplement relating to the Series EE Senior Notes to be filed pursuant to Rule 424(b) under the Securities Act.

                In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for XL Capital Assurance Inc., insurer of the Series EE Senior Notes, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.1.

                Also, in connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers, independent accountants for XL Financial Assurance Ltd., to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers is filed herewith as Exhibit 23.2.

Item 9.01.      Financial Statements and Exhibits.

                (d) Exhibits.

                 23.1         Consent of PricewaterhouseCoopers LLP.

                 23.2         Consent of PricewaterhouseCoopers.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 10, 2006                  ALABAMA POWER COMPANY



                                            By /s/Wayne Boston
                                              ---------------------------------
                                                         Wayne Boston
                                                      Assistant Secretary